UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant x    Filed by a Party other than the Registrant ¨

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RESPECT YOUR UNIVERSE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RESPECT YOUR UNIVERSE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON , 2013

To our Shareholders:

Notice is hereby given that the 2013 Annual Meeting (the “Annual Meeting”) of Shareholders of Respect Your Universe, Inc. (the “Company”) will be held at 818 North Russell Street, Portland, Oregon, 97227 at 10 a.m. on , 2013 for the following purposes:

(1)	To approve and ratify the adoption of our 2012 Stock Option Plan and to approve and ratify our 2013 Stock Option Plan;
(2)	To ratify the appointment of our independent registered public accounting firm;
(3)	To set the number of directors at four and elect four directors;
(4)	To act on an advisory vote to approve our executive compensation;
(5)	To act on an advisory vote on the frequency of the shareholder vote to approve the our executive compensation; and
(6)	To transact such other business, if any, as may properly come before the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

Shareholders of record at the close of business on May 27, 2013 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

Craig Brod, Ph.D.
Director and Chief Executive Officer
Portland, OR
_________________, 2013

YOUR VOTE IS IMPORTANT

Whether or not you plan on attending the Annual Meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a valid proxy issued in your name from that record holder.

RESPECT YOUR UNIVERSE, INC.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
, 2013

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of Respect Your Universe, Inc. (“we”, “us”, “our”, or the “Company”) is soliciting proxies for use at the annual meeting of stockholders to be held on , 2013, at 10 a.m., local time, at 818 North Russell Street, Portland, Oregon, 97227 or at any adjournment of the annual meeting (the “Annual Meeting”). These materials were first sent or given to our stockholders on or about , 2013.

What is included in these materials?

These materials include:

•	the notice of the Annual Meeting of stockholders;
•	this proxy statement for the Annual Meeting of stockholders; and
•	the proxy card.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on , 2013

Above materials are also available at http://about.ryu.com/investor-relations/investors/

What items will be voted at the Annual Meeting?

Our stockholders will vote on:

(1)	To approve and ratify the adoption of our 2012 Stock Option Plan and to approve and ratify our 2013 Stock Option Plan;
(2)	To ratify the appointment of our independent registered public accounting firm;
(3)	To set the number of directors at four and elect four directors;
(4)	To act on an advisory vote to approve our executive compensation;
(5)	To act on an advisory vote on the frequency of the shareholder vote to approve the our executive compensation; and
(6)	To transact such other business, if any, as may properly come before the Annual Meeting

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Annual Meeting, but you do not need to attend the Annual Meeting in person to vote your shares of our common stock (the “Shares”). Even if you do not plan to attend the Annual Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Annual Meeting?

Our board of directors has fixed the close of business on May 27, 2013 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the Annual Meeting.

As of the record date, 51,222,128 Shares were issued and outstanding and, therefore, a total of 51,222,128 votes are entitled to be cast at the Annual Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each Share that you owned on the record date. There is no cumulative voting.

How do I vote my Shares?

If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy.

•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.
•
If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your Shares in “street name” and:

•
you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your Shares giving you the right to vote the Shares at the Annual Meeting.

•
you do not wish to vote in person or you will not be attending the Annual Meeting, you must vote your Shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your Shares.

What is the difference between a stockholder of record and a “street name” holder?

If your Shares are registered directly in your name with our transfer agent, Quicksilver Stock Transfer, LLC, then you are a stockholder of record with respect to those Shares.

If your Shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those Shares. However, you still are the beneficial owner of those Shares, and your Shares are said to be held in “street name.” Street name holders generally cannot vote their Shares directly and must instead instruct the broker, bank, or other nominee how to vote their Shares. Street name holders are also invited to attend the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold Shares registered in more than one name or in different accounts. To ensure that all of your Shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your Shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

Our directors are elected by a majority of the votes cast. This means that the nominees who receive more “For” votes than “Against” votes will be elected as directors. There is no cumulative voting in the election of directors.

All other proposals require the affirmative vote of a majority of the Shares represented at the Annual Meeting and entitled to vote on any matter (which Shares voting affirmatively also constitute at least a majority of the required quorum). Therefore, for the other proposals to be approved, each proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the ratification of the appointment of the independent registered public accounting firm and the approval of our 2013 stock option plan, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on this proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding Shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those Shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your Shares, then the proxy holder will vote your Shares in the manner recommended by our board of directors on all proposals.

If you hold your Shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your Shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the Shares held in street name, it generally has the discretion to vote uninstructed Shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the Annual Meeting. Stockholders holding at least 5% of the Shares entitled to vote, represented in person or by proxy, constitute a quorum at the Annual Meeting. Your Shares will be counted towards the quorum requirement only if you or the registered holder of your Shares, properly vote by proxy or present in person at the Annual Meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Annual Meeting may be adjourned by the vote of a majority of the Shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your Shares for all of the proposals to be submitted at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us at 818 North Russell Street, Portland, Oregon, Attention: Chief Financial Officer a written notice of revocation prior to the Annual Meeting.

If you hold your Shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Annual Meeting?

You may call us at 1-888-455-6183 if you want to obtain information or directions to be able to attend the Annual Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Annual Meeting. If you hold your Shares in street name, you also will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

VOTING SECURITIES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 6, 2013, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors, director nominees, named executive officers (as defined in the “Executive Compensation” section below) and current executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of Shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). This information does not necessarily indicate beneficial ownership for any other purpose.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Common Stock	Craig Brod Ph.D. L-402 1520 Coal Harbour Quay Vancouver, British Columbia V6G 3G1	Nil	N/A	N/A
Common Stock	Dale Wallster 4104 St. Albans Avenue North Vancouver, British Columbia V7N 1T1	1,593,500(2)	Direct	2.7%
Common Stock	Bill Marcus 166 Lapier Street Glencoe, IL 60022	140,000	Direct	0.2%
Common Stock	Munir Ali 2070 Queens Avenue Vancouver, British Columbia V7V 2X9	Nil	N/A	N/A
Common Stock	Aaron Loreth 14846 NW Applegate Lane Portland, OR 97229	Nil	N/A	N/A
Common Stock	Erick Siffert 12808 NW Diamond Drive Portland, OR 97229	2,300,000(3)	Direct/ Indirect	4.0%
Common Stock	Directors and Current Executive Officers as a group (6 persons)	4,033,500		6.9%

(1)
Percentage of ownership is based on 58,512,128 Shares issued and outstanding as of June 6, 2013. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such stock option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Consists of 1,106,000 Shares, 300,000 stock options exercisable within 60 days and 187,500 warrants exercisable within 60 days.

(3)	Consists of 2,000,000 Shares held by Exit 21 Global Consulting LLC, an entity for which Mr. Siffert is half owner and 300,000 stock options exercisable within 60 days.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

PROPOSAL NO. 1 – RATIFY 2012 PLAN AND APPROVE 2013 STOCK OPTION PLAN

Introduction

Our 2013 Stock Option Plan (the “2013 Plan”), which is attached as Appendix A to this proxy statement, is being submitted to our stockholders for approval.

The 2013 Plan, which was adopted by our board on June 7, 2013, will replace our 2012 Stock Option Plan (the “2012 Plan”), which was adopted by our board on May 18, 2012. The 2013 Plan allows additional discretion to our board to extend the termination provisions of options granted under the 2013 Plan (see Section 5.1(g)(ii) of the 2013 Plan) and amends the default vesting schedule such that if no vesting terms are specified in the stock option grant, the stock options will vest immediately (see Section 5.1(e) of the 2013 Plan). The 2012 Plan replaced our 2010 Incentive Award Plan, in order to have a stock option plan that we believe is in compliance with the policies of the TSX Venture Exchange.

The 2013 Plan is a fixed stock option plan, whereby the aggregate number of Shares reserved for issuance under the 2013 Plan, including any other plan or agreement of our company, shall not exceed 20% of the issued and outstanding Shares on the date of the Annual Meeting. As of June 6, 2013, we had 58,512,128 Shares issued and outstanding and, assuming no additional Shares are issued before the Annual Meeting, we will reserve 11,702,425 Shares for the 2013 Plan. The purpose of the 2013 Plan is to advance the interests of our company and its shareholders by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of our company of high caliber and potential and to encourage and enable such persons to acquire and retain a proprietary interest in our company by ownership of its stock.

Summary of 2013 Plan Terms

If the Shares are listed on the TSX Venture Exchange, the following terms apply to our plan:

•
the number of Shares which may be reserved in any 12 month period for issuance to any one individual upon exercise of all stock options held by that individual may not exceed 5% of the issued and outstanding Shares of our company at the time of the grant;

•
the number of Shares which may be reserved in any 12 month period for issuance to any one consultant may not exceed 2% of the issued and outstanding Shares and the maximum number of Shares which may be reserved in any 12 month period for issuance to all persons engaged in investor relations activities may not exceed 2% of the issued and outstanding Shares of our company;

•	options granted to any person engaged in investor relations activities will vest in stages over 12 months with no more than ¼ of the stock options vesting in any three month period;

•
stock options granted to optionees engaged in investor relations activities on behalf of our company expire 30 days after such optionees cease to perform such investor relations activities for our company; and

•
the exercise price of any stock options granted under the 2013 Plan shall be determined by the board of directors, but may not be less than the closing price of the Shares on the TSX Venture Exchange on the last trading day immediately preceding the date of the grant of such stock options (less any discount permissible under TSX Venture Exchange rules)

The 2013 Plan will be administered by the board of directors of our company or a special committee of directors, either of which will have full and final authority with respect to the granting of all stock options thereunder.  Stock options may be granted under the 2013 Plan to such directors, officers, employees or consultants of our company, as the board of directors may from time to time designate.

The term of any stock options granted under the 2013 Plan shall be determined at the time of grant but, subject to earlier termination in the event of termination or in the event of death, the term of any stock options granted under the 2013 Plan may not exceed ten years. Options granted under the 2013 Plan are not to be transferable or assignable other than by will or other testamentary instrument or pursuant to the laws of succession.

Subject to certain exceptions, in the event that an employee, or consultant ceases to act in that capacity in relation to our company, stock options granted to such employee, consultant or management company employee under the 2013 Plan will expire one year after such individual or entity ceases to act in that capacity in relation to our company,  other than for cause, death, or disability. Options granted to an employee or consultant that ceases to act in that capacity in relation to our company are terminated immediately upon the employee or consultant being terminated for cause.  In the event of death of an option holder, options granted under the 2013 Plan expire one year from the date of the death of the option holder.

Vote Required

This proposal must receive the affirmative vote of a majority of the Shares cast at the Annual Meeting to be approved.

Our Board of Directors unanimously recommends that you vote FOR the ratification of the 2012 Plan and adoption of the 2013 Plan.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors is asking our stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Stockholder ratification of the appointment of Deloitte & Touche LLP is required by the policies of the TSX Venture Exchange. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Deloitte & Touche LLP are not expected to be present at the annual meeting. However, we will provide contact information for Deloitte & Touche LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

AUDIT COMMITTEE DISCLOSURE

Under Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”) reporting issuers are required to provide disclosure with respect to its Audit Committee.

Audit Committee

Our board has an Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act. It consists of Mr. Ali, Mr. Brod and Mr. Marcus, and oversees and reports to the Board of Directors on various auditing and accounting-related matters, including the maintenance of the integrity of our financial statements, reporting process and internal controls; the selection, evaluation, compensation and retention of our independent registered public accounting firm; the performance of internal audit; legal and regulatory compliance, including our disclosure controls and procedures; and oversight over our risk management policies and procedures.

Mr. Marcus serves as chairman of this committee and has been determined by our Board to be an “audit committee financial expert” as defined under the rules of the SEC.

Audit Committee Oversight

At no time since the commencement of our most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by our board.

Reliance on Certain Exemptions

At no time since the commencement of our most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee is authorized by the Board to review the performance of our external auditors and approve in advance provision of services other than auditing and to consider the independence of the external auditors, including a review of the range of services provided in the context of all consulting services bought by our company.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table sets forth the fees billed to our company for professional services rendered by Deloitte & Touche LLP, our independent registered public accounting firm, for the years ended December 31, 2012 and 2011:

	2012	2011
Deloitte & Touche LLP	USD	USD
Audit Fees	139,865	60,000
Audit-Related Fees	107,500(1)	-
Tax-Fees	-	-
Other Fees	-	-
Total Fees	247,365	60,000

(1)
Represents fees associated with our initial public offering on the TSX Venture Exchange and restatement of our Annual Report on Form 10-K for the period ended December 31, 2011 and Quarterly Reports on Form 10-Q for the periods ending March 31, 2012 and June 30, 2012.

Pre-Approval Policies and Procedures with respect to Services Performed by Independent Registered Public Accounting Firms

Deloitte & Touche LLP was engaged by us to render any auditing or permitted non-audit related service, our board of directors approved the engagement.

Our board of directors has considered the nature and amount of fees billed by Deloitte & Touche LLP and believe that the provision of services for activities unrelated to the audit was compatible with maintaining Deloitte & Touche LLP’s independence.

PROPOSAL NO. 3 – SET THE NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS

Our bylaws provide for a board of directors of no fewer than one directors and no greater than 10 directors. At the Annual Meeting, our shareholders will be asked to set the number of directors of our company for the ensuing year at four.

At the Annual Meeting, four directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to our company, will be voted “FOR” the election as directors of the four persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

The Board has nominated directors Craig Brod, Ph.D., Munir Ali, Dale Wallster and Bill Marcus for election as directors. Information regarding the business experience of each nominee and his or her service on boards of directors of public companies is provided below.

Vote Required

The four nominees for director who receive the highest number of votes "FOR" election by holders of our Common Stock that are entitled to vote at the Annual Meeting on the election of a director will be elected as directors, provided that a quorum is present.

Our Board of Directors unanimously recommends that you vote FOR each of the four nominees.

CORPORATE GOVERNANCE

Below are the names and certain information regarding our executive officers and directors as of June 6, 2013.

Name	Age	Position
Craig Brod, Ph.D.	64	Chief Executive Officer and Director

Munir Ali	48	Director

Bill Marcus	52	Director

Dale Wallster	56	Director

Aaron Loreth	37	Chief Financial Officer

Erick Siffert	47	Chief Operating Officer

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

The biographies of each of the officer and directors are listed below and contain information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director in light of our business and structure.

Craig Brod, Ph.D., CEO since April 30, 2013. Dr. Brod is a principal at Just Cause Investors, Inc., a consulting firm that specializes in strategic development and securing investments for social impact businesses. Prior to this, Dr. Brod was Executive Vice-President for WPI-Koll real estate where he was responsible for store mix, merchandising concepts and brand development for 3 million square feet of retail in Japan with projects valued at $3 billion. Additionally, Dr. Brod was the founder of Imaginarium Toy Centers, Inc., a national chain of educational toy stores that was sold to Toys R Us, and had peak sales of $650 million. Dr. Brod received his PhD. from Saybrook Institute, San Francisco, California in Clinical and Organizational Psychology.

Munir Ali, Director since June 26, 2012. Mr. Ali has been President of Asia Asset Management Inc. since May 2003. Mr. Ali was a Director of Silverstone Resources Corp. from February 2, 2007 to May 21, 2009, which was sold for 190 million dollars to Silver Wheaton. He has been the Director of Zena Mining Corp. since May 2008

Bill Marcus, Director since December 19, 2012. Mr. Marcus has been Senior Managing Director of Hedgeharbor, Inc., and President of its affiliate Evolution Trading Partner, LLC.  Prior to this, Mr. Marcus was Executive Vice-President, Head of Sales North America for Newedge Group since 2001.

Dale Wallster, Director since April 30, 2013, is Chief Executive officer and Secretary of Datum Ventures Inc. Prior to this Mr. Wallster founded Roughrider Uranium Corp. in January 2003. Since then, Mr. Wallster served as President and Director of Roughrider Uranium Corp., while it was a wholly-owned subsidiary of Hathor Exploration Limited from July 2006 to February 2008. He has been a Director of Thunderstruck Resources Ltd. since October 27, 2011, Datum Ventures Inc. since February 16, 2011 and Kivalliq Energy Corp. since January 19, 2012. He holds a Bachelor of Science in Geology (Honours) from the University of Western Ontario in 1979.

Aaron Loreth, CFO and Secretary since March 11, 2013, has also served as the Company’s Controller from October 2011 to October 2012, and VP Finance from October 2012 to March 2013.  Previously, Mr. Loreth worked as Assistant Controller at RightNow Technologies (acquired by Oracle in 2011) from February 2008 to October 2011; VP Finance and Controller at Coffee Bean International from August 2003 to June 2007; and as a public accountant for Arthur Andersen and later KPMG from September 2000 to August 2003.

Erick E. Siffert, COO since 2009. Mr. Siffert is the former Director of Operations at Lululemon Athletica, Mr. Siffert created processes, protocols and business practices for a high growth company. His results have played a large role in lululemon’s current success and buoyant bottom line. Over 19 years of experience at Nike Inc. leading Global Sourcing Strategies for Nike Outdoor and Global ACG. Managed European Liaison Office and created product process innovations such as Mfg. Center of Excellence concept now used in various forms by Nike Mfg.

Director Qualifications

As a result of the experiences of its individual members detailed below, our board believes that our board, as a whole, has the following qualifications and experience valued by them.

●	Significant senior management experience:	Dr. Brod and Messrs. Ali, Marcus and Wallster

●	Substantial experience in varied facets of the retail industry:	Dr. Brod

●	Background in investing and capital raising activities:	Dr. Brod and Messrs. Ali, Marcus and Wallster

Family Relationships

There are no family relationships among our officer and directors.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

Except as disclosed below, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.
being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.
being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.
being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Transactions with Related Persons

Beginning in February 1, 2010, we entered into a consulting agreement with Exit 21 Global Solutions, LLC (“Exit 21”), an entity controlled by our former Chief Executive Officer and current Chief Operating Officer, to assist us with product design, creation, development, merchandising, sourcing and production.  The term of the commitment expired June 30, 2012. Throughout 2012, we incurred total expenses of $513,403 in connection with this agreement.

From January 2012 through January 2013, we granted 100,000 Shares and 500,000 warrants in exchange for services to Only One Degree, LLC, which is 50% owned by Bill Marcus, a member of our board of directors. The fair value of the stock was $98,000 and the fair value of the warrants was $280,697. The stock and warrants were fully vested upon issuance. The warrants will expire if unexercised, five years from the dates of grant.  We used the Black-Scholes pricing model to determine the fair value of the warrants.

In April 2012, we granted 300,000 stock options each to Munir Ali and Dale Wallster, members of our board for consulting services. The fair value on grant date of the options was $176,069. We used the Black-Scholes pricing model to determine the fair value of the options.

In January 2013, we granted 500,000 stock options for services to a third-party consultant that is wholly owned by David Howitt, a prior member of our Board of Directors. The options vest over a one-year period and will expire if unexercised, ten years from the date of grant. The fair value of these options on grant date was $227,101.  We used the Black-Scholes pricing model to determine the fair value of the options.

Review, Approval or Ratification of Transactions with Related Persons

We have no policy regarding entering into transactions with related persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of the outstanding Shares to file reports of ownership and changes in ownership concerning their Shares with the SEC and to furnish us with copies of all Section 16(a) forms they file. We are required to disclose delinquent filings of reports by such persons.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% stockholders were met for the year ended December 31, 2012.

CORPORATE GOVERNANCE

General

Our board believes that good corporate governance improves corporate performance and benefits all shareholders. Canadian National Policy 58-201 Corporate Governance Guidelines provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as our Company. In addition, Canadian National Instrument 58-101 Disclosure of Corporate Governance Practices prescribes certain disclosure by us of its corporate governance practices. This disclosure is presented below.

Director Independence

Our common stock is quoted on the OTC Bulletin Board, which does not impose any director independence requirements. We are also listed on the TSX Venture Exchange which imposes director independence requirements. Under NASDAQ rule 5605(a)(2), and the TSX Venture Exchange Corporate Finance Policy, a director is not independent if he or she is also an executive officer or employee of the corporation. As such, Craig Brod, Ph.D. is not independent. Under the TSX Venture Exchange Corporate Finance Policy, a director is not independent if they received more than $75,000 in direct compensation, other than compensation relating to their role as a director. As such, Munir Ali and Dale Wallster are not independent. We have determined that Bill Marcus is our sole independent director.

Directorships

Certain of our directors are or have been directors of other reporting issuers or equivalent, as follows:

Director	Other Reporting Issuers
Dale Wallster	Thunderstruck Resources Ltd. Kivalliq Energy Corporation Datum Ventures Inc.
Munir Ali	Zena Mining Corp.

Orientation and Continuing Education

New board members receive an orientation package which includes reports on operations and results, and any public disclosure filings by us, as may be applicable. We do not take any steps to provide continuing education for directors.

Ethical Business Conduct

We have found that the fiduciary duties placed on individual directors by our governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of our board in which the director has an interest have been sufficient to ensure that the board operates in the best interests of our company.

Nomination of Directors

We consider our size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out our board’s duties effectively and to maintain a diversity of view and experience.

We do not have a nominating committee, and these functions are currently performed by our board as a whole.

Compensation

Our board is responsible for determining compensation for the directors of our company to ensure it reflects the responsibilities and risks of being a director of a public company.

Other Board Committees

We have no committees other than our Audit Committee.

Assessments

We have no formal policy to monitor the effectiveness of the directors, our board and our committees.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the compensation of the named executive officers for each of 2012 and 2011:

Current members of executive team

Name &			Option	All Other
Principal		Salary	Awards	Compensation	Total
Position	Year	($)	($)	($)(1)	($)

Erick E. Siffert(2)	2012	180,000	79,654	5,171	264,825
	2011	91,000	652,468	-	743,468
Emmanuel K. Brown(3)	2012	35,000	-	-	35,000
	2011	-	-	-	-
Aaron Loreth(4)	2012	106,931	27,879	11,062	145,872
	2011	-	-	-	-

Prior members of executive team

Name &			Option	All Other
Principal		Salary	Awards	Compensation	Total
Position	Year	($)	($)	($)(1)	($)

David Campisi(5)	2012	138,654	398,783	3,405	540,842
	2011	-	-	-	-
Kristian Andresen(6)	2012	9,637	79,654	8,857	98,148
	2011	3545	487,966	2,909	494,420
John Wood(7)	2012	-	79,654	-	79,654
	2011	-	496,124	-	496,124
Steve Eklund (8)	2012	150,000	79,654	11,062	240,716
	2011	69,231	300,248	3,828	373,307
Christopher Martens(9)(11)	2012	168,692	79,654	6,700	255,046
	2011	91,000	652,468	-	743,468
Kevin Hyland(10)(11)	2012	60,200	79,654	5,264	145,118
	2011	69,321	107,721	3,828	180,870

(1)	Consists of health insurance and dental insurance premiums paid by the Company
(2)	Chief Operating Officer
(3)	Chief Marketing Officer
(4)	Chief Financial Officer and Secretary
(5)	Prior Chairman of the Board and Chief Executive Officer
(6)	Prior Chairman of Board and Secretary
(7)	Prior President and Director
(8)	Prior Chief Financial Officer and Director
(9)	Prior Chief Executive Officer and Director
(10)	Prior Vice President of Sales
(11)	These options have been forfeited/cancelled

Employment Arrangements

For all of our officers, we have entered into our standard at-will employment letter agreements.

Director Compensation

The following table sets forth the compensation of our directors for 2012:

Name &	Salary	Option	All Other	Total
Principal	($)	Awards	Compensation	($)
Position		($)	($)

Munir Ali	-	-	176,069(1)	176,069
Bill Marcus	-	-	174,338(2)	174,338
David Campisi	-	2,880	-	2,880

(1)	Represents the fair market value at grant date of options issued for consulting services prior to joining the Board of Directors.
(2)
Represents 50% of the fair market value at grant date of warrants and stock issued to Only One Degree, LLC, of which Mr. Marcus was 50% owner as of December 31, 2012.  The securities were issued for consulting services prior to Mr. Marcus joining the Board of Directors.  The $174,338 is comprised of 200,000 warrants valued at $125,338 and 50,000 Shares valued at $49,000.

Outstanding Equity Awards at Fiscal Year-End

The following table reflects all outstanding equity awards held by each of our named executive officers and directors as of December 31, 2012:

Name	Number of Securities Underlying Unexercised options/ warrants(1) (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised options/warrants (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
David Campisi	-	500,000	0.89	8/13/22
	100,000	-	0.89	8/13/22
	-	4,000	0.97	3/9/22
Erick E. Siffert	300,000	-	2.26	7/2/21
	-	100,000	1.00	1/1/22
Aaron Loreth	12,500	37,500	1.23	10/1/21
	-	35,000	1.00	1/1/22
Kristian Andresen	300,000	-	0.69	6/9/21
	100,000	-	2.26	7/2/21
	110,550	-	1.27	8/18/21
	100,000	-	1.00	1/1/22
John Wood	300,000	-	0.69	6/9/21
	100,000	-	2.26	7/2/21
	118,120	-	1.27	8/18/21
	100,000	-	1.00	1/1/22
Steve Eklund	100,000	-	1.23	10/1/21
	100,000	-	1.00	1/1/22
Munir Ali	300,000	-	0.90	4/26/17
Bill Marcus	50,000 (1)	-	1.20	1/25/17
	50,000 (1)	-	1.20	4/26/17
	50,000 (1)	-	1.20	7/26/17
	50,000 (1)	-	1.20	10/26/17

(1) Represents warrants issued to Only One Degree, LLC, of which Mr. Marcus was 50% owner as of December 31, 2012.  The warrants were issued for consulting services prior to Mr. Marcus joining the Board of Directors.

PROPOSAL NO. 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Recently, Congress passed a law that requires publicly reporting companies to present to their shareholders an advisory vote on the Company's executive compensation program for the first annual shareholder meetings occurring subsequent to January 21, 2013 (for smaller reporting companies – which we are).

We urge you to read the “Executive Compensation” section of this proxy statement. This advisory vote, commonly known as “Say-on-Pay,” gives you as a shareholder the opportunity to endorse or not endorse our executive officer compensation program and policies through the following resolution:

“RESOLVED, that the shareholders endorse the compensation of the Company's executive officers, as disclosed in the compensation tables, and the related disclosure contained under the caption “Executive Compensation” of this proxy statement.”

Because your vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

Our Board of Directors unanimously recommends that you vote FOR the approval of our executive compensation.

PROPOSAL NO. 5 – ADVISORY VOTE ON FREQUENCY OF THE SAY-ON-PAY VOTE

This resolution is required pursuant to Section 14A of the Exchange Act.

We are presenting the following proposal, which gives you as a shareholder the opportunity to inform us as to how often you would like us to include a proposal, similar to Proposal No. 4, in our proxy statements. While the Board intends to consider the shareholder vote resulting from this proposal, the final vote will not be binding on the Company and is advisory in nature.

“RESOLVED, that the shareholders wish the Company to include an advisory vote on the compensation of our executive officers pursuant to Section 14A of the Exchange Act every: (i) year; (ii) two years; or (iii) three years.”

The alternative that receives the greatest number of votes compared to the other alternatives shall be the vote of the shareholders.

Our Board of Directors unanimously recommends that you vote FOR an advisory vote on our compensation every three years.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than elections of directors and approval of the 2013 Plan.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than February 28, 2014. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Respect Your Universe, Inc. 818 North Russell Street, Portland, Oregon 97227, Attention: Chairman of the Board of Directors.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission and certain Canadian securities regulatory authorities. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the Shares represented by the proxy on such matters in accordance with his judgment.

OTHER INFORMATION

A copy of our 2012 annual report to shareholders has not been provided concurrently with this proxy statement in an effort to save costs in printing and mailing. The 2012 annual report to shareholders is not incorporated into this proxy statement and is not considered proxy solicitation material. Shareholders may obtain a copy of the 2012 Form 10-K or any of its exhibits, and any of our other SEC reports, free of charge, from the SEC website at www.sec.gov or from our website at www.ryu.com, or by writing to our Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

Portland, Oregon
_____________, 2013

Craig Brod, Ph.D.
Chief Executive Officer and Director

Schedule “A”

RESPECT YOUR UNIVERSE, INC.

2013 STOCK OPTION PLAN

This 2013 Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of common stock, no par value (the "Common Stock"), of Respect Your Universe, Inc., a Nevada company (the "Company").  For the purposes of Eligible Employees (as defined below) who are subject to tax in the United States, stock options granted under this Plan that qualify under Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), are referred to in this Plan as "Incentive Stock Options".  Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options") and stock options granted to non-United States residents under this Plan are referred to collectively as "Options".

1.                        PURPOSE

1.1                   The purpose of this Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2                   This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable Canadian federal and provincial, and United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2.                        ADMINISTRATION

2.1                   This Plan shall be administered initially by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2                   If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3                   The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option).  The members of any such Committee shall serve at the pleasure of the Board.  A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present.  Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4                   The Board may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(a)	no Options may be granted during any suspension of the Plan or after termination of the Plan; and

(b)
any amendment, suspension or termination of the Plan will not affect Options already granted, and such Options will remain in full force and affect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5                        Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, or otherwise;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.6                        All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries, subject to any contrary determination by the Board.

3.                             ELIGIBILITY

3.1                        Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) ("Eligible Employees") subject to tax in the United States.

3.2                         Non-Qualified Stock Options may be granted to Eligible Employees, Consultants, and to such other persons who are not Eligible Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3                       Options may be granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other company and the Company or any subsidiary of the Company.  Options also may be granted in exchange for outstanding Options.

3.4                       Unless otherwise approved by the Plan Administrator and Disinterested Shareholders (as such term is defined in Applicable Laws), no person shall be eligible to receive in any fiscal year Options to purchase more than 5% of the outstanding shares of Common Stock (subject to adjustment as set forth in Section 5.1(m) hereof).  Any person to whom an Option is granted under this Plan is referred to as an "Optionee".  Any person who is the owner of an Option is referred to as a "Holder".

3.5                       While the Common Stock is listed on the TSX Venture Exchange (the “TSXV”), the maximum number shares of Common Stock subject to an Option to a Holder who is a Consultant (as defined by the policies of the TSXV) is presently limited to an amount equal to 2% of the then issued and outstanding shares of Common Stock (on a non-diluted basis) in any 12 month period.

3.6                       While the Common Stock is listed on the TSXV, the number of options granted to all persons in aggregate who are employed to perform Investor Relations Activities (as defined by the policies of the TSXV) is presently limited to an amount equal to 2% of the then issued and outstanding shares of Common Stock (on a non-diluted basis) in any 12 month period, provided that such Options vest in stages over a 12 month period with no more than 1/4 of the Options vesting in any 3 month period.

3.7                       While the Common Stock is listed on the TSXV, the exercise price of the shares of Common Stock covered by each Option shall be determined by the Board or the Committee and the exercise price shall not be less than the price permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction.

3.8                       As used in this Plan, the term "Related Company" shall mean any company (other than the Company) that is a "Parent Company" of the Company or "Subsidiary Company" of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.                            STOCK

4.1                       The Plan Administrator is authorized to grant Options to acquire up to a total of  shares of Common Stock. The number of shares of Common Stock with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof.  In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.                             TERMS AND CONDITIONS OF OPTIONS

5.1                         Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the "Agreement").  Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable.  All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option

Each Agreement shall state the number of shares of Common Stock to which it pertains and, for Optionees subject to tax in the United States, whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that:

(i)	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(ii)
the aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee subject to tax in the United States during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Company or a predecessor company) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(iii)	any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

(c)	Option Price

Each Agreement shall state the price per share of Common Stock at which it is exercisable.  The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)
the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code ("Covered Employee") shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)
with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(iii)
Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur; and

(iv)
with respect to Non-Qualified Stock Options, the exercise price per share shall be determined by the Plan Administrator at the time the Option is granted, but such price shall not be less than the closing trading price of the Common Stock on the OTCBB on the last trading day preceding the date on which the Option is granted (or if the Common Stock is not then listed and posted for trading on the OTCBB, on such other stock exchange on which the Common Shares are listed and posted for trading as may be selected by the Board of Directors).  In the event that the Common Stock is not listed and posted for trading on any stock exchange or other quotation systems, the exercise price shall be the fair market value of the Common Stock as determined by the Plan Administrator.

(d)	Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant.  In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Plan shall expire five (5) years from the Date of Grant.

(e)	Vesting Schedule

No Option shall be exercisable until it has vested.  The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest immediately.

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives.  Performance objectives shall be expressed in terms of one or more of the following:  return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan, or such other terms as determined and directed by the Board.  Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing.  Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range.  An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.  The vesting of Options also shall be accelerated under the circumstances described in Section 5.1(m) below.

(g)	Term of Option

(i)
Options that have vested as specified by the Plan Administrator or in accordance with this Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

B.	the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for cause (as determined in the sole discretion of the Plan Administrator);

C.
unless as otherwise provided for in the Agreement, the expiration of one year from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than cause, death or Disability (as defined below);

D.
while the Common Stock is listed on the TSXV, Options granted to Holders engaged in investor relations activities (as defined by the policies of the TSXV) on behalf of our company expire 30 days after such optionees cease to perform such investor relations activities for our company;  or

E.	the expiration of one year from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below).

(ii)
Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

(iii)
For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than six (6) months or that can be expected to result in death.  The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator.  Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(iv)
Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon the Optionee resigning from or the Company terminating the Optionee’s employment or contractual relationship with the Company or any Related Company for any reason whatsoever, including death or Disability.

(v)
For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company.  For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options

(i)
Options shall be exercisable, in full or in part, at any time after vesting, until termination.  If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term.  No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5.1(m) below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested.  Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)
Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5.1(i) below.  The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.

(iii)
During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5.1(k) hereof.

(i)	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check.  In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)
by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

(ii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)	No Rights as a Shareholder

A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise.  Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)	Transfer of Option

(i)
Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws, for Non-Qualified Stock Options, the Optionee's heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee's death.

(ii)
Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding

(i)
Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all Applicable Laws.  The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Options or shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Options or shares.

(ii)
As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares.  At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration.  The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal, provincial or state securities laws.  THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)
The Holder shall pay to the Company by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option.  Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.
by delivering to the Company shares of Common Stock previously held by such Holder or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)
The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal, provincial and state securities laws and the withholding provisions under Applicable Laws have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in paragraph 5.1(l)(iii) above.

(m)	Stock Dividend or Reorganization

(i)
If: (1) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (2) the Company shall declare a dividend payable in, or shall subdivide, reclassify, reorganize, or combine, its Common Stock; or (3) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan and the exercise price for such Options shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder, so as to preserve the proportional rights of the Holder.

(ii)
In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

(iii)
If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

(iv)
The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

(v)
The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.                            EFFECTIVE DATE; SHAREHOLDER APPROVAL

6.1                       Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the "Effective Date") through the day immediately preceding the tenth anniversary of the Effective Date.

6.2                         Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion.

6.3                        Termination of this Plan shall not terminate any Option granted prior to such termination.

6.4                       The approval of Disinterested Shareholders will be obtained for any reduction in the exercise price of Options if the Optionee is an Insider of the Company at the time of the proposed amendment.  The terms "Disinterested Shareholder" and "Insider" shall have the meanings as defined for those terms in the Applicable Laws.

6.5                       Any Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date.  If such shareholder ratification is sought and not obtained, all Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.  In addition, any such Options will remain unvested unless and until shareholder approval is obtained.

7.                             NO OBLIGATIONS TO EXERCISE OPTION

7.1                        The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.                             PRIOR PLANS

8.1                        The Plan shall entirely replace and supersede any prior share option plan, adopted by the Board of Directors of the Company or its predecessor company, provided that the Plan does not affect any Options granted under any prior share option plan.

9.                             NO RIGHT TO OPTIONS OR TO EMPLOYMENT

9.1                        Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.

9.2                        The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

10.                          APPLICATION OF FUNDS

10.1                      The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

11.                          INDEMNIFICATION OF PLAN ADMINISTRATOR

11.1                      In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

12.                          AMENDMENT OF PLAN

12.1                      The Plan Administrator may, subject to Applicable Laws, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however that:

(a)	no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder;

(b)	the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders;

(c)
the Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement; and

(d)	the Plan Administrator may not increase the number of shares available for issuance on the exercise of Incentive Stock Options without shareholder approval.

12.2                      Without limiting the generality of Section 11.1 hereof, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.

Effective Date: June 28, 2013